                      THE COMPANIES ACT (CAP 486) OF KENYA

                        PRIVATE COMPANY LIMITED BY SHARES

                             ARTICLES OF ASSOCIATION

                                       of

                           IPS - CINERGY POWER LIMITED

                                   (Adopted by

                      Written Resolution dated 4 May 2000)

1.   Interpretation

In these Articles the following expressions have the following meanings unless inconsistent with the context:-

"the Act"                 The Companies Act (Cap 486) of Kenya including any
                          statutory modification or re-enactment thereof for the
                          time being in force.

"affiliate"               (i) in relation to any member, that member's
                          subsidiary or holding company or any subsidiary of
                          such holding company in each case at the relevant time
                          provided that neither the Company nor TPC shall not be
                          treated as a subsidiary of any member nor shall any
                          member be treated as the holding company of the
                          Company or TPC;

                          (ii) in the case of IPS (Kenya) Limited and its
                          affiliates any company directly or indirectly
                          controlled by the Aga Khan Fund for Economic
                          Development.

"these Articles"          these Articles of Association, whether as originally
                          adopted or as from time to time altered by special
                          resolution.

"business day"            a day (other than a Saturday or Sunday) on which banks
                          are open for normal business in Kenya.

"control"                 one person has control over another person where it
                          alone or jointly with a partner or quasi-partner owns
                          more than half the capital or business assets of such
                          other person or has the power to exercise more than
                          half the voting rights in such other person or has the
                          power to appoint more than half the members of the
                          board of directors or other body legally representing
                          such other person and any cognate word such as
                          "controlled" shall be construed accordingly.

"the directors"           the directors for the time being of the Company or (as
                          the context shall require) any of them acting as the
                          board of directors of the Company.

"executed"                includes any mode of execution.

"the holder"              in relation to shares means the member whose name is
                          entered in the register of members as the holder of
                          the shares.

"interested directors"    in respect of any related party decision, the members
                          of the board of directors nominated by the member or
                          members of the Company which are (or whose affiliates
                          are) parties to the relevant related party contract or
                          otherwise the subject of such related party decision.

"office"                  the registered office of the Company.

"related party contract"  any contract between the Company and any member or any affiliate, employee, agent or officer of any
                          member other than  the Shareholders Agreement or
                          any deed novating, amending or restating the
                          Shareholders' Agreement.

"related party decision"  (i)   any approval by the directors of a related party
                                contract,

                          (ii)  any decision of the Company involving or
                                relating to an alleged default under, material
                                breach of, or repudiation of a related party
                                contract, the unsatisfactory performance record
                                of a member or an affiliate of a member under a
                                related party contract, or the initiation or
                                conduct of litigation between the Company and a
                                member or an affiliate of a member in relation
                                to a related party contract, and

                          (iii) any other material decision of the Company about
                                or pursuant to a related party contract.

"seal"                    the common seal of the Company (if any).

"secretary"               the secretary of the Company or any other person
                          appointed to perform  the duties of the secretary of
                          the Company, including a joint, assistant or deputy
                          secretary.

"share"                   includes any interest in a share.

"Shareholders Agreement"  a shareholders agreement dated 11 March 1999 and made between Cinergy Global Power, Inc., Industrial
                          Promotions Services (Kenya) Limited and the Company as
                          the same may be amended, supplemented or restated from
                          time to time in accordance with its terms.

"TPC"                     Tsavo Power Company Limited, a company registered in
                          Kenya with number C.79440.

     Unless the context otherwise  requires,  words or expressions  contained in these  Articles  bear  the same  meaning  as in the Act but  excluding  any statutory  modification  thereof  not in force when these  Articles  become binding on the Company.

2.   Share Capital

          2.1  The authorised  share capital of the Company at the time adoption of these  Articles is  5,365,000  Kenyan  Shillings  divided into
               2,585,930  "A"  ordinary  shares  of 1 Kenya  shilling  each ("A"
               shares") and  2,779,070 "B" ordinary  shares of 1 Kenya  shilling each ("B"  shares").  The "A" shares and the "B" shares  shall be separate  classes of shares but,  save as  hereinafter  expressly provided, shall rank pari passu in all respects.

          2.2  All shares which the directors propose to issue shall, subject to any agreement between the holders of the "A" shares,  the holders of the "B" shares and the Company to the  contrary,  be issued to the  holders of the "A" shares and the  holders of the "B" shares proportionately to their respective  shareholdings in the Company at the time of the proposed  issue.  The proposed issue of shares shall be dealt with in accordance  with the following  provisions of this Article 2.2:-

               2.2.1any "A" shares  proposed to be issued shall first be offered to the holders of "A" shares in  proportion to the number of existing  "A" shares held by them  respectively  and any "B"
                    shares  proposed to be issued  shall first be offered to the holders  of the "B"  shares in  proportion  to the number of existing  "B" shares  held by them  respectively  unless the
                    Company shall by special resolution otherwise direct;

               2.2.2each such offer shall be made by notice specifying the total number of shares being offered to the members as a whole, to holders of each class, the proportionate  entitlement of the member  to whom the  offer is made and the  price  per share
                    (which  shall be the same  for each  share of each  class of share)  and shall  require  each  member to state in writing
                    within  a  period  (not  being  less  than  fourteen   days)
                    specified  in the  notice  whether he is willing to take any and, if so, what maximum number of the said shares up to his proportionate entitlement;

               2.2.3an offer, if not accepted within the period specified in the notice as regards any shares,  will be deemed to be declined as  regards  those  shares.  After  the  expiration  of such period,  any "A"  shares  so deemed  to be  declined  by the holders  of "A" shares  shall be  offered in the  proportion aforesaid to the holders of "A" shares who have,  within the said period,  accepted all the shares  offered to them;  and any "B" shares so deemed to be  declined  by the  holders of
                    "B" shares shall be offered in the  proportion  aforesaid to the holders of "B" shares who have,  within the said period, accepted  all the  shares  offered  to them;  if any  shares comprised in such further offer are declined or deemed to be declined the directors shall offer the shares so declined to the  holders of shares of the other class in  proportion  to the number of shares in the capital of the  Company  held by them respectively;  such further offers shall be made in the same  manner and  limited by a like  period as the  original offer;

               2.2.4any shares not  accepted  pursuant to such offer and further offers  made in  accordance  with  this  Article  2.2 or not capable  of being  offered  as  aforesaid  except  by way of fractions shall not be issued;

               2.2.5any shares released from the provisions of this Article 2.2 by special resolution in accordance with Article 2.2.1 shall be under the control of the directors,  who may allot, grant options  over  or  otherwise  dispose  of the  same  to such persons,  on such  terms,  and in such  manner as they think fit;

               2.2.6all  shares  which   pursuant  to  the   provisions  of  the
                    regulations  of the Company may be issued to a holder of "A"
                    shares or "B" shares shall upon being registered in the name of such holder become "A" shares or "B" shares respectively.

3.   Lien

     The Company  shall have a first and paramount  lien on all shares,  whether fully paid or not,  standing  registered in the name of any person indebted or under liability to the Company,  whether he shall be the sole registered holder thereof or shall be one of two or more joint holders, for all moneys presently payable by him or his estate to the Company.

4.   Transfer of shares

          4.1  Any  person  (hereinafter  called  "the  proposing   transferor")
               proposing  to transfer  any shares of any class shall give notice in writing  (hereinafter  called  "the  transfer  notice") to the
               Company that he desires to transfer the same and  specifying  the price per share at which and subject as hereinafter  provided the other terms (which shall not be inconsistent with these Articles)
               on which he is willing to sell them. If an unrelated arm's length offer  from a third  party  has been  received  by the  proposing transferor,  the price specified must be no higher than the price offered by that third  party and the other  terms must be no more favourable to the proposing transferor than those offered by that third  party.  The  proposing  transferor  shall  declare  in his transfer  notice whether or not he has received an unrelated arms length offer from a third party and shall  enclose a copy of such offer  with such  transfer  notice.  The  transfer  notice  shall constitute the Company the agent of the proposing  transferor for the sale of all (but not some  only) of the shares  comprised  in the  transfer  notice  together  with all  rights  then  attached thereto to any member or members holding shares of the same class as those comprised in the transfer notice and willing to purchase the same (hereinafter  called  "purchasing class members") at the price  specified  therein  or at  the  fair  value  certified  in accordance with Article 4.3 (whichever shall be the lower) and on such  other  terms  (if  any).  A  transfer  notice  shall not be revocable  except with the sanction of the directors or except as hereinafter  provided and shall  comprise one class of share only so that  separate  transfer  notices  are  required in respect of proposed transfers of separate classes of shares.

          4.2  The shares  comprised in any transfer  notice shall be offered to the members (other than the proposing  transferor) holding shares of the same  class  as those  comprised  in the  transfer  notice
               (hereinafter  called  "class  members")  as  nearly  as may be in proportion to the number of shares of the said class held by them respectively.  Such  offer  shall be made by  notice  in  writing
               (hereinafter  called "the offer notice")  within seven days after the  receipt by the  Company of the  transfer  notice.  The offer notice shall:-

               4.2.1state the identity of the proposing  transferor,  the number and class of shares comprised in the transfer notice and the price per share and other  terms (if any)  specified  in the transfer notice and inform the class members that shares are offered to them in  accordance  with the  provisions of this
                    Article 4.2;

               4.2.2contain  a  statement  to the  effect  that the  shares  are offered in the first instance in the proportion  referred to in the  opening  sentence  of this  Article 4.2 but go on to invite  each class  member to state in his reply  whether he
                    wishes   to   purchase   more  or  less   shares   than  his
                    proportionate entitlement and if so what number;

               4.2.3contain a  statement  of the right of each  class  member to request a  certificate  of fair value under Article 4.3, the form of such statement to be as near as circumstances permit to that of the first sentence of that Article;

               4.2.4contain a statement to the effect that each of the shares in question is being  offered to class  members at the lower of
                    the  price   specified  in  the  transfer   notice  and  (if
                    applicable)  its fair value  certified  in  accordance  with
                    Article 4.3 and on the other terms (if any) specified by the proposing transferor in the transfer notice;

               4.2.5state the  period in which the offer may be  accepted  if no such  certificate of fair value is requested (not being less than  twenty-two  days or more than forty-two days after the date of the offer notice); and

               4.2.6contain  a  statement  to  the  effect   that,   if  such  a
                    certificate  of fair  value is  requested,  the  offer  will remain open for  acceptance  until the expiry of a period of fourteen  days  commencing  on the date of the notice of the certified  fair value  given to class  members  pursuant  to
                    Article 4.3 or until the expiry of the period referred to in
                    Article 4.2.5 whichever is the later.

               For the purpose of this  Article an offer  shall,  subject to the proposing  transferor's  right to withdraw  the  transfer  notice under  Article  4.4, be deemed to be accepted on the day on which the  acceptance  is  received  by  the  Company  and  may,  if so specified  in the  acceptance,  be accepted by a class  member in respect of a lesser number of shares than his full  proportionate entitlement.  If all the class members do not accept the offer in respect of their respective proportions in full the shares not so accepted  shall be used to  satisfy  any  claims  for  additional shares  (notified  in response to the  invitation  referred to in
               Article 4.2.2) as nearly as may be in proportion to the number of shares  already  held by the class  members  claiming  additional shares,  provided  that no class  member shall be obliged to take more shares than he shall have  applied  for. If any shares shall not  be  capable  of  being  offered  to  the  class  members  in proportion to their existing holdings, except by way of fractions the same shall be offered to the class members,  or some of them, in such  proportions as may be determined by lots drawn in regard thereto,  and the  lots  shall be  drawn  in such  manner  as the directors may think fit.

          4.3  Any class member may, not later than eight days after the date of the  offer  notice,  serve on the  Company  a notice  in  writing requesting that an international firm of accountants  independent of the Company,  the proposing  transferor  and such class member
               ("the  Independent  Firm")  certify in  writing  the sum which in their opinion  represents the fair value (applying the principles of  Article 7) of each of the shares  comprised  in the  transfer notice  as at the  date of the  transfer  notice.  If such  class member,  the proposing  transferor  and the Company are unable to agree  on  the  identity  of  the  firm  to be  appointed  as the
               Independent  Firm  within 7 days of receipt of such notice then a firm  nominated  by the  President  for  the  time  being  of the
               Institute  of  Certified  Public  Secretaries  in  Kenya  on  the
               application  of the  directors  or such class member on behalf of the  Company  shall  be  instructed  to  give  such  certificate.
               Forthwith upon  appointment of the  Independent  Firm the Company shall instruct the  Independent  Firm to certify as aforesaid and the costs of  producing  such  certificate  shall be  apportioned among the proposing  transferor and the purchasing  class members and borne by any one or more of them as the  Independent  Firm in their absolute  discretion  shall decide.  In certifying the fair value as  aforesaid  the  Independent  Firm shall be  entitled to obtain professional valuations in respect of any of the Company's assets and shall take into account the terms if any other than as to price  specified  in the transfer  notice and the  Independent
               Firm  shall be  considered  to be  acting as  experts  and not as arbitrators or arbiters and  accordingly any provisions of law or statute relating to arbitration  shall not apply.  Forthwith upon receipt of the certificate of the  Independent  Firm, the Company shall by notice in  writing  inform  all  class  members  and the proposing  transferor of the  certified  fair value of each share and  of the  price  per  share  (being  the  lower  of the  price specified in the transfer  notice and the certified fair value of each share) at which the shares  comprised in the transfer notice are offered for sale.

          4.4  If  purchasing  class  members  shall be found for all the shares comprised in the transfer  notice within the  appropriate  period specified in Article 4.2, the Company  shall not later than seven days after the expiry of such  appropriate  period give notice in writing  (hereinafter  called "the sale notice") to the proposing transferor specifying the purchasing class members. The proposing transferor  may,  provided the certified fair value of each share is lower  than the  price per share  specified  by the  proposing transferor in the transfer notice,  within a period of seven days after receipt of the sale notice  withdraw his transfer notice by notice in writing to the Company,  whereupon the transfer  notice will lapse,  and the proposing  transferor  shall not be bound to transfer  the  Shares to the  purchasing  class  members.  If the proposing  transferor does not so withdraw the transfer notice he shall be bound  upon  payment  of the price due in respect of all the shares  comprised  in the  transfer  notice to transfer  such
               shares  to  the  purchasing  class  members.   If  the  proposing
               transferor withdraws his transfer notice pursuant to this Article
               4.4 he shall  reimburse the costs of producing any certificate of fair value to the purchasing class members bearing the same under
               Article 4.3.

          4.5  If the  Company  shall not give a sale  notice  to the  proposing transferor  within the time specified in Article 4.4 or if at the date of the  transfer  notice  there is no member  other than the proposing  transferor who holds shares of the same class as those comprised  in the  transfer  notice,  the  transfer  notice shall thenceforth  be deemed to constitute the Company the agent of the proposing  transferor  for the sale of all (but not some only) of the shares  comprised in the transfer  notice  together  with all rights then attached  thereto to any member or members willing to purchase the same (whether or not a class member) at the price or at the fair  value  certified  in  accordance  with  Article  4.3
               (whichever  shall be the lower)  and on the other  terms (if any)
               specified in the transfer notice. In any such case the provisions of Articles 4.2 to 4.4 (inclusive)  shall apply mutatis  mutandis as if  references  therein to class  members  were to members (of whatever  class) and references to purchasing  class members were to  purchasing  members (of whatever  class) and as if the period for  service of the offer  notice  referred to in Article 4.2 was the period of seven days immediately  following the expiry of the appropriate  period for  service of a sale  notice on  purchasing class members without such a sale notice being served.

          4.6  Notwithstanding  the provisions of Article 4.5 but subject to the provisions of Article 4.8, if purchasing class members shall have been found for some only of the shares  comprised in the transfer notice  pursuant  to Article  4.2 the  claims of such  purchasing class  members  made  pursuant  to  Article  4.2  shall  first be satisfied  in  preference  to the  claims of members of any other class made pursuant to Article 4.5.

          4.7  If in any case the proposing transferor after having become bound in accordance  with the  provisions of this Article 4 to transfer shares makes default in transferring  any such shares the Company may receive the  purchase  money on his behalf and may  authorise some person to execute a transfer of such shares on behalf of and as  attorney  for  the  proposing  transferor  in  favour  of the purchasing  class members or  purchasing  members as the case may
               be. The receipt of the Company for the purchase  money shall be a good  discharge to the  purchasing  class  members or  purchasing members as the case may be. The  Company  shall pay the  purchase money into a  separate  bank  account  and shall hold the same on trust for the proposing transferor.

          4.8  If the  Company  shall not give a sale  notice  to the  proposing transferor  within the time specified for that purpose (by virtue of Article 4.5) in Article 4.4 in respect of sales to  purchasing members of whatever class, he shall,  during the period of ninety days next  following the expiry of the time so  specified,  be at liberty to  transfer  all or any of the shares  comprised  in the transfer notice to any person or persons  PROVIDED THAT the price
               per  share   obtained  upon  such  share  transfer  shall  in  no
               circumstances  be less than the price per share  specified in the transfer  notice  served in  accordance  with  Article  4.1 or as certified in accordance with Article 4.3 (whichever  shall be the lower) and the other  terms  shall be no more  favourable  to the proposing  transferor  than those  offered by a third party which were specified in the transfer  notice (if any were so specified)
               and the  proposing  transferor  shall upon  request  furnish such information  to the directors as they shall require  (including a copy of the sale  and  purchase  agreement  and/or  transfer)  in relation to the price per share obtained and such other terms (if any) as aforesaid.  The directors may require to be satisfied (i)
               that such shares are being  transferred  in  pursuance  of a bona fide sale for the  consideration  stated in the transfer  without deduction,  rebate or allowance  whatsoever  to the purchaser and
               (ii) that no false declaration was made in the transfer notice by the proposing transferor,  and in either case if not so satisfied may refuse to register the instrument of transfer.

          4.9  The  directors  may also refuse to  register  the  instrument  of transfer if the  purchaser or any  transferee  under Article 4.16 shall  not at the  time  of  presentation  of the  instrument  of
               transfer   have   entered   into  a  deed  of  adherence  to  the
               Shareholders Agreement in a form acceptable to the directors.

          4.10 If the  name or part of the  name or  initials  of the  proposing transferor are incorporated within the name of the Company at the time the shares the subject of the transfer notice are registered in the name of the  Purchaser,  the Company shall change its name within a period of one month from such registration to a name not incorporating  the  name or part of the name or  initials  of the proposing transferor.

          4.11 Any transfer or purported transfer of a share made otherwise than in accordance  with the  foregoing  provisions of Articles 4.1 to
               4.8 (inclusive) or in accordance with Article 4.16 below shall be null and void and of no effect.

          4.12 If and when  required  by  notice  in  writing  by the  holder or holders  of (in  aggregate)  a majority  in nominal  value of the other shares in the Company so to do (the "call notice"):-

               4.12.1 a member who  transfers  or purports to transfer any share in the  Company  in breach of the  foregoing  provisions  of these Articles  shall be bound to give a transfer  notice in respect of the shares which he has  transferred or purported to transfer in breach of these Articles; or

               4.12.2 a member who causes or permits any of the events specified in  Article  4.13 or with  regard to whom any of the  events specified in Article  4.13.4 occurs shall be bound to give a transfer  notice in respect of all the shares  registered in the name of such member;

               4.12.3 a member who fails to transfer  the shares  registered  in the name of such  member  when  properly  required  so to do pursuant to the terms of any written  agreement  between the members  existing from time to time shall be bound to give a transfer  notice in respect of all the shares  registered in the name of such member;

               In the event of such  member  failing to serve a transfer  notice pursuant to Article  4.12.1,  4.12.2 or 4.12.3 within thirty days of the date of the call  notice  such  member  shall be deemed to have given a transfer  notice at the expiration of such period of thirty days and to have specified  therein as the price per share the fair value of each share to be certified in  accordance  with
               Article 4.3. The  provisions of Articles 4.2 to 4.10  (inclusive)
               and  Article  4.14 shall  mutatis  mutandis  apply save that such member  shall not be  entitled to withdraw  any  transfer  notice under Article 4.4.

          4.13 The events specified for the purposes of Article 4.12.2 are:-

               4.13.1 any  direction  (by  way  of  renunciation  nomination  or otherwise) by a member  entitled to an allotment or transfer of shares to the effect  that such  shares or any of them be allotted or issued or  transferred to some person other than himself;

               4.13.2 any  sale,  dealing  with  or  other  disposition  of  any
                    beneficial   interest  in  a  share   (whether  or  not  for
                    consideration or otherwise but excluding any transmission of a share to any  person  becoming  entitled  to such share in consequence  of the  death or  bankruptcy  of a  member)  by whomsoever made and whether or not effected by an instrument in  writing  save where the  disposition  is by service of a transfer notice in accordance with these Articles;

               4.13.3 the holding of a share as a bare nominee for any person;

               4.13.4 in the case of a corporate  member,  such member  entering into liquidation  (except a members'  voluntary  liquidation for  the  purpose  of  reconstruction  or  amalgamation)  or suffering an  administrative  receiver to be appointed  over all or any of its  assets  or  suffering  an  administration order to be made against it or anything  analogous to any of the foregoing  under the law of any  jurisdiction  occurs in relation to that corporate member;

          4.14 The directors may also refuse to register a transfer unless:-

               4.14.1 it is lodged at the office or at such  other  place as the directors may appoint and is accompanied by the  certificate for the shares to which it relates  and such other  evidence as the directors may reasonably require to show the right of the transferor to make the transfer; and

               4.14.2 it is in respect of only one class of shares; and

               4.14.3 it is in favour of not more than four transferees.

               The directors  shall  register a transfer of shares made pursuant to  Articles  4.1  to 4.8  (inclusive)  (subject  to the  express provisions  thereof) or Article 4.16 subject to the provisions of this Article 4.14.

          4.15 The  provisions  of Articles 4.1 to 4.9  (inclusive)  and Article
               4.11 may be waived in any particular case if all the members give their consent in writing.

          4.16 Notwithstanding  any other provision  contained in these Articles the  restrictions  on transfer  contained in this Article 4 shall not apply to any  transfer  by  Cinergy  Global  Power,  Inc.  or
               Industrial  Promotion  Services (Kenya)  Limited,  ("the Original
               Members" which expression  includes any of their respective Group
               Members) to a Group Member where a Group Member is defined as:-

               4.16.1 in relation to each of the Original Members, that Original
                    Member's  subsidiary or immediate,  intermediate or ultimate holding  company  or  any  subsidiary  of any  such  holding company  or any  other  company  or  entity  under  the same control direct or indirect as any such holding  company,  in each case at the relevant  time,  provided  that the Company shall not be treated for the purposes of this Article 4.16.1 as a subsidiary of any member of the Company; and

               4.16.2 in  relation  to  Industrial  Promotion  Services  (Kenya)
                    Limited only, any company directly or indirectly  controlled by the Aga Khan Fund for Economic Development;

                    provided always that if any transferee  subsequently  ceases to belong to a group of companies  (which for the  avoidance
                    of  doubt   includes   the  Aga  Khan   Fund  for   Economic
                    Development)   to  which  Cinergy  Global  Power,   Inc.  or
                    Industrial  Promotion Services (Kenya) Limited also belongs, the  transferee  shall,  within  thirty  days of the date on which it ceases so to belong,  serve a transfer  notice.  In the  event of such  transferee  company  failing  to serve a transfer  notice  within  such thirty day period it shall be deemed at the end of such  thirty day period to have given a transfer  notice in respect of all shares so transferred and to have  specified  therein  as the price per share the fair value  of each  share to be  certified  in  accordance  with
                    Article  4.3  and the  provisions  of  Articles  4.2 to 4.10
                    (inclusive) and Article 4.14 shall mutatis mutandis apply.

          4.17 The  provisions  of this  Article 4 are without  prejudice to any other  arrangements  with regard to the transfer of shares agreed between  the  members  from time to time and  recorded in writing including without  limitation any such arrangements  contained in any  subscription  and/or  shareholders  agreement which may from time to time bind the members.

5.   If any share of any class is transferred  pursuant to any of the provisions of these  Articles to a member holding  shares of a different  class,  such share shall as on and from the time of registration of the transfer of that share in the register of members of the Company be ipso facto  redesignated as a share of the same class as those already held by that member.

6.   For the purpose of ensuring that a transfer of shares is permitted pursuant to the  provisions of these Articles or that no  circumstances  have arisen whereby a transfer  notice may be required to be given,  the  directors may from time to time require any member or the legal personal  representatives of any deceased  member or any person named as  transferee  in any transfer lodged for  registration  to furnish to the Company  such  information  and evidence as the directors may think fit regarding any matter which they may deem relevant to such purpose.  Failing such  information or evidence being furnished to the  satisfaction  of the directors  within a reasonable  time after  request,  the directors  shall be entitled to refuse to register the transfer in question or (in case no transfer is in  question) to require by notice in writing that a transfer  notice be given in respect of the shares concerned.  In any case where the directors have duly required by notice in writing a  transfer  notice to be given in  respect  of any shares and such transfer  notice is not duly given within a period of thirty days from such notice such  transfer  notice shall be deemed to have been given at the end of the period of thirty days and such  transfer  notice  shall be deemed to specify as the price per share the fair value of each share to be certified in accordance  with Article 4.3 and the  provisions of Articles 4.2 to 4.10
     (inclusive) and Article 4.14 shall mutatis mutandis apply.

7.   In  determining  the fair value of each  share  comprised  in any  transfer notice under Article 4.3 the Independent Firm shall value each share on the basis of the value of the  Company  as a going  concern  at the date of the transfer  notice  and  multiplying  such  valuation  of the  Company by the fraction the  numerator  of which shall be the nominal  value of each share comprised in the transfer  notice and the denominator of which shall be the nominal value of all the shares of the Company in issue at such date.

8.

          8.1  The Company may from time to time by special resolution  increase the share  capital by such sum, to be divided into shares of such amount, as the resolution shall prescribe.

          8.2  The Company may by special resolution:-

               8.2.1consolidate  and divide  all or any of its share  capital to shares of larger amount than its existing shares;

               8.2.2sub-divide its existing shares,  or any of them, into shares of  smaller  amount  than  is  fixed  by the  memorandum  of association subject to the provisions of the Act;

               8.2.3cancel any shares  which,  at the date of the passing of the resolution, have not been taken or agreed to be taken by any person.

          8.3  The Company may by special  resolution  reduce its share capital, any capital  redemption reserve fund or any share premium account in any manner and with, and subject to, any incident  authorised, and consent required, by law.

9.   General meetings

          9.1  The  Company  shall in each year hold a  general  meeting  as its annual general  meeting in addition to any other meetings in that year,  and  shall  specify  the  meeting  as such in the  notices calling it; and not more than fifteen months shall elapse between the date of one annual general meeting of the Company and that of the next.  Provided  that so long as the  Company  hold its first
               annual   general   meeting   within   eighteen   months   of  its
               incorporation,   it  need   not  hold  it  in  the  year  of  its
               incorporation  or in  the  following  year.  The  annual  general meeting  shall be held at such  time and  place as the  directors shall appoint.

          9.2  All general  meetings other than annual general meetings shall be called extraordinary general meetings.

10.  Notice of general meetings

          10.1 An annual general meeting and a meeting called for the passing of a special  resolution  shall be called by twenty-one days' notice in writing at the least,  and a meeting of the Company other than an annual  general  meeting  or a meeting  for the  passing  of a special  resolution  shall be called by fourteen  days' notice in writing at the least. The notice shall be exclusive of the day on which it is served  or  deemed  to be  served  and of the day for which it is given,  and shall specify the place,  the day and the hour of meeting  and,  in case of special  business,  the general
               nature  of  that  business,   and  shall  be  given,   in  manner
               hereinafter  mentioned or in such other manner, if any, as may be prescribed by the Company in general meeting,  to such persons as are, under the  regulations  of the Company,  entitled to receive such notices from the Company.

               Provided  that a meeting of the  Company  shall,  notwithstanding that it is called by shorter  notice than that  specified in this regulation,  be  deemed  to have  been  duly  called  if it is so agreed:-

               10.1.1 in the case of a  meeting  called  as the  annual  general meeting,  by all the  members  entitled  to attend  and vote thereat; and

               10.1.2 in the case of any other meeting,  by a majority in number of the  members  having  a right to  attend  and vote at the meeting,  being a majority together holding not less than 95 per cent in nominal value of the shares giving that right.

          10.2 Every notice  convening a general  meeting  shall comply with the provisions  of section  136 the Act as to giving  information  to members in regard to their right to appoint proxies;  and notices of and other communications relating to any general meeting which any member is entitled to receive  shall be sent to the directors and to the auditor for the time being of the Company.

11.   Proceedings at general meetings

               No business  shall be transacted at any general  meeting unless a quorum of members is present  throughout  the  meeting.  A quorum shall consist of two members present in person or by proxy or (in the case of a member being a corporation)  by  representative  of whom one shall be a holder of "A"  shares and one a holder of "B"
               shares  save that if and for so long as the  Company has only one person  as a member,  one  member  present  in person or by proxy shall be a quorum.

12.  If a quorum is not present  within half an hour from the time appointed for a general meeting the general meeting shall stand adjourned to the same day in the next  week at the same  time and  place or to such  other day and at such other place as the  directors may  determine;  and if at the adjourned general  meeting a quorum is not present  within half an hour from the time appointed therefor such adjourned general meeting shall be dissolved.

13.  At any general meeting a resolution put to the vote of the meeting shall be decided  on a show of  hands  unless  a poll  is  demanded.  A poll  may be demanded at any general meeting by the Chairman or by any member present in person or by proxy and entitled to vote.

14.  Votes of members

          14.1 Subject to any rights or restrictions for the time being attached to any  class or  classes  of  shares,  on a show of hands  every member  entitled to vote who (being an  individual) is present in person or by proxy (not being himself a member  entitled to vote)
               or (being a  corporate  body) is present by a  representative  or proxy (not being  himself a member  entitled  to vote) shall have one vote and, on a poll, each member shall have one vote for each share of which he is the holder.

          14.2 On a poll votes may be given  either  personally  or by proxy.  A member  shall not be entitled  to appoint  more than one proxy to attend and vote on the same occasion.

          14.3 The  instrument  appointing a proxy shall be in writing under the hand of the  appointor  or of his  attorney  duly  authorised  in writing,  or, if the  appointor  is a  corporation,  either under
               seal,   or  under  the  hand  of  an  officer  or  attorney  duly
               authorised. A proxy need not be a member of the Company.

          14.4 The  instrument  appointing  a proxy and the power of attorney or other  authority if any, under which it is signed or a notarially certified  copy of that power or authority  shall be deposited at the registered office of the Company or at such other place as is specified  for that purpose in the notice  convening the meeting, not less than 48 hours before the time for holding the meeting or adjourned  meeting,  at which the person named in the  instrument proposes  to vote,  or,  in the case of a poll,  not less than 24 hours before the time  appointed for the taking of the poll,  and in default the instrument of proxy shall not be treated as valid.

          14.5 The  instrument  appointing  a proxy  shall be  deemed  to confer authority to demand or join in demanding a poll.

          14.6 A vote given in  accordance  with the terms of an  instrument  of proxy  shall  be  valid  notwithstanding  the  previous  death or insanity of the  principal or  revocation  of the proxy or of the authority under which the proxy was executed,  on the transfer of the share in respect of which the proxy is given,  provided  that no intimation in writing of such death,  insanity,  revocation or transfer as aforesaid  shall have been received by the Company at the office  before the  commencement  of the meeting or adjourned meeting at which the proxy is used.

          14.7 A  resolution  in writing  signed by all the members for the time being  entitled  to  receive  notice of and to attend and vote at general meetings (or being  corporations by their duly authorised representatives)  shall be as valid and  effective as if the same had been passed at a general meeting of the company duly convened and held.

          14.8 Any  corporation  which  is  a  member  of  the  Company  may  by resolution of its  directors or other  governing  body  authorise such person as it thinks fit to act as its  representative at any meeting of the Company or of any class of members of the Company, and the person so  authorised  shall be entitled to exercise  the same powers on behalf of the  corporation  which he represents as that corporation  could exercise if it were an individual  member of the Company.

15.  Alternate directors

          15.1 Any director (other than an alternate director) may, by notice in writing to the directors  appoint any person  (including  another director)  to be an  alternate  director  and may in the same way remove from office an alternate director so appointed by him.

          15.2 An alternate  director shall be entitled to receive notice of all meetings of the  directors  and of all meetings of  committees of the directors of which his appointor is a member  (subject to his giving to the  Company an address at which  notices may be served on him),  to  attend  and vote at any such  meeting  at which the director  appointing him is not personally  present and generally to perform all the  functions of his appointor at such meeting as a director in his  absence.  An alternate  director  shall not be entitled to receive any remuneration from the Company,  save that he  may  be  paid  by the  Company  such  part  (if  any)  of the remuneration otherwise payable to his appointor as such appointor may by notice in writing to the Company from time to time direct.

          15.3 A  director,  or any such  other  person who is  appointed  as an alternate  director  pursuant  to  Article  15.1,  may  act as an alternate  director to represent  more than one director,  and an alternate  director  shall  be  entitled  at any  meeting  of the directors or of any  committee  of the  directors to one vote for every director whom he represents in addition to his own vote (if any) as a  director,  but he  shall  count  as  only  one for the purpose of determining whether a quorum is present.

          15.4 Save as otherwise provided in the regulations of the Company,  an alternate  director shall be deemed for the purposes specified in
               Article 15.1 to be a director and shall alone be responsible  for his own acts and  defaults  and he shall  not be deemed to be the agent of the director appointing him.

16.  Appointment and retirement of directors

          16.1 Whilst both "A" shares and "B" shares are in issue, the number of directors  of the  Company  shall be four.  One half in number of these  directors  shall be  called  "A"  directors  and  shall be appointed  and  removed by the  holders of a majority  of the "A"
               shares  and the other half in number of such  directors  shall be called "B"  directors  and shall be appointed  and removed by the holders of a majority  of the "B" shares.  Each such  appointment and removal  shall be by notice in writing  under hand of the "A"
               or "B"  shareholders  as the case may be  holding a  majority  in nominal  value of the "A" or "B" shares as the case may be, which notice shall be lodged at the registered office of the Company by hand,  postal or  courier  delivery  or  facsimile  transmission.
               During any period when there is only one class of Share in issue, the minimum  number of directors  shall be two and there shall be no maximum number of directors.

          16.2 The directors shall not be required to retire by rotation.

          16.3 Subject to the Act, the  directors may exercise all the powers of the  Company  to borrow  money,  and to  mortgage  or charge  its undertaking,  property and uncalled  capital or any part thereof, and to issue  debentures,  debenture  stock, and other securities whether  outright  or as  security  for any  debt,  liability  or obligation of the Company or of any third party:

17.  Disqualification and removal of directors

          Notwithstanding  the  provisions  of  Article  16.1  the  office  of a director shall be vacated if:-

          17.1 he ceases to be a director by virtue of any  provision of the Act or these  Articles or he becomes  prohibited  by law from being a director; or

          17.2 he becomes  bankrupt or makes any arrangement or composition with his creditors generally; or

          17.3 he is, or may be suffering from mental disorder and either:-

               17.3.1 he is admitted to hospital in pursuance of an  application for  admission  for  treatment  under the Mental  Health Act
                    Cap.248, or

               17.3.2 an order is made by a court having jurisdiction in matters concerning  mental  disorder  for his  detention  or for the appointment of a receiver,  curator bonis or other person to exercise powers with respect to his property or affairs; or

               17.3.3 he resigns his office by notice to the Company; or

               17.3.4 he shall for more than six  consecutive  months  have been absent without  permission of the directors from meetings of directors held during that period and the directors  resolve that his office be vacated; or

               17.3.5 the  holder of the `A'  shares or the `B'  shares  (as the case may be) which  appointed  any  director  ceases to be a member of the Company.

18.  Gratuities and pensions

     The  directors  may  exercise  any powers of the Company  conferred  by its
     Memorandum  of  Association  to  give  and  provide  pensions,   annuities,
     gratuities  or any  other  benefits  whatsoever  to or for past or  present employees (or their dependants) of the Company.  The directors shall not be entitled to receive any fees or expenses in their  capacity as directors of the  Company,  but this  shall be  without  prejudice  to the  terms of any contract of employment between any director and the Company.

19.  Proceedings of the directors

          19.1 The Company shall not enter into any related party contract,  and no such related party contract shall be valid or binding  against the Company,  unless it shall have been approved by the directors
               (subject always to the terms of Article 19.2).

          19.2 All related  party  decisions  shall be made by the  directors in accordance with the following procedure:-

               19.2.1 approval  by the  directors  of a related  party  contract shall  require  the  approval of all  directors  who are not interested directors;

               19.2.2  in  the  case  of  other  related  party   decisions  the
                    directors,  other than the interested directors,  may (i) by unanimous  decision  (specifying  the basis and reasons for, and the scope  of,  the  decision)  exclude  the  interested directors  from  voting in respect of the  relevant  related party  decision  and,  simultaneously  or after a  unanimous decision  pursuant  to  the  foregoing,  (ii)  by  unanimous decision  (specifying  the basis and  reasons  for,  and the scope of, the  decision)  exclude the  interested  directors from attending or  participating  in  deliberations or other decision  making in relation to such related party decision.
                    Either  such  exclusion  set out in (i) or (ii) above  shall extend to any  subsequent  voting or  deliberations,  as the case may be, by the  directors  in  respect  of the  subject matter of such related  party  decision  until the directors other  than the  interested  directors  shall  by  unanimous decision include the interested  directors in voting on such related party decision or attending such  deliberations,  as the case may be. interested  directors shall nevertheless be entitled to participate in the deliberations of the board of directors at which either of such  decisions  referred to in
                    (i) or (ii) above is made. If an exclusion  decision is made pursuant to clause (ii) of this  Article  19.2.2  interested directors  shall be  provided  with  reports  of  subsequent activities  of the Company in respect of any  related  party decision from which the interested directors were excluded;

               19.2.3 during  any  period  in  which  interested  directors  are excluded  under  Article  19.2.2  either from voting or from
                    attending  or   participating   in  deliberations  or  other
                    decision  making in  relation to a related  party  decision, decisions in respect thereof shall be adopted, made or taken by unanimous decision of the remaining directors;

               19.2.4 without prejudice to the foregoing  provisions of Articles
                    19.1 and 19.2, in the event that a member either directly or through any affiliate  intends to enter into any contract or arrangement  with the Company  (whether  legally  binding or not) or to terminate or vary any contract or  arrangement to which it is already a party,  then the relevant member shall procure that all directors  appointed by the relevant member declare their interest in that contract or arrangement.

          19.3 The quorum for the transaction of business of the directors shall throughout  the  meeting  be two  directors  or their  respective alternates.  Whilst  both "A" shares and "B" shares are in issue, such quorum shall  comprise one "A" director and one "B" director or their respective  alternates  Provided that if a quorum is not achieved at a reconvened  meeting of which  notice in  accordance with Article 19.4 has been given to all  directors  and alternate directors  and which has been  adjourned for want of a quorum and in the case of both meetings the quorum has not been achieved due to the non-attendance of a director or his alternate on behalf of the same member of the Company the directors shall be entitled to proceed  and  there  shall  be  deemed  to  be a  quorum  at  the reconvened  meeting if there is only one director  present  being either an `A' director or a `B' director (as the case may be).

          19.4 The  directors  may meet  together  for the despatch of business, adjourn and otherwise  regulate their meetings as they think fit.
               Unless all directors indicate their willingness to accept shorter notice of a meeting of the  directors,  at least 5 business days'
               prior  notice of the date,  time and place of each meeting of the directors shall be given. An agenda with relevant papers relating to the  issues  to be  considered  by the  directors  at any such meeting  shall be  distributed  to all  directors  and  alternate directors at least three business days in advance of the meeting.

          19.5 Notice of every  meeting to the  directors and the agenda for the meeting as provided  in Article  19.4 shall also be given to each director  and  alternate  director  who may for the time being be absent  from  Kenya and have given the  Company  an  address  for service.

          19.6 Resolutions  at  meetings  of  directors  shall  be  by a  simple majority vote of the directors or their alternates present at the meeting,  provided that, if both "A" shares and "B" shares are in issue, if the number of "A" directors or their alternates present at any  meeting  shall be less than two,  such "A"  directors  or their  alternates  who  are  present  shall  in  respect  of  all resolutions  be  entitled to cast a total of two votes and if the number  of "B"  directors  or  their  alternates  present  at any meeting  shall be less  than  two,  such "B"  directors  or their alternates who are present shall in respect of all resolutions be entitled to cast a total of two votes. In the case of an equality of votes, the Chairman shall have a second or casting vote.

          19.7 A  director  may,  and  the  secretary  on the  requisition  of a director  shall,  at any time summon a meeting of the  directors.
               Notice of every meeting of the directors  shall be given to every director  in  accordance  with  the  provisions  contained  to in
               Article 23.

          19.8 Any director including an alternate director may participate in a meeting of the directors or a committee of the directors of which he is a member  by means of a  conference  telephone  or  similar
               means   of   communications   equipment   whereby   all   persons
               participating   in  the   meeting   can  hear   each   other  and
               participation  in this  manner  shall  be  deemed  to  constitute presence in person at such meeting and, subject to these Articles and the Act,  he shall be  entitled  to vote and be  counted in a quorum accordingly.  Such a meeting shall be deemed to take place where the largest group of those  participating  is assembled or, if there is no such group, where the Chairman of the meeting then
               is.

          19.9 The continuing  directors may act  notwithstanding any vacancy in their body,  but, if and so long as their number is reduced below the number fixed by or pursuant to the regulations of the Company as the necessary quorum of directors, the continuing directors or director  may act for the  purpose  of  increasing  the number of directors  to that number,  or of summoning a general  meeting of the Company, but for no other purpose.

          19.10A resolution in writing, signed by all the directors for the time being  entitled to receive  notice of a meeting of the directors, shall be as valid  and  effectual  as if it had been  passed at a meeting of the directors duly convened and held.

          19.11Meetings  of the  directors  shall  be held at such  times as the directors may determine  provided  that unless  otherwise  agreed between the members  meetings of the  directors  shall be held at least two times a year.

20.  Business

          20.1 Any  branch  or kind of  business  which  the  Company  is either expressly  or by  implication  authorised  to  undertake  may  be undertaken  by the  directors at such time or times as they shall deem  fit  and,  further,  may  be  permitted  by  them  to be in abeyance,  whether  such branch or kind of business may have been actually  commenced or not so long as the  directors  may deem it expedient not to commence or proceed with the same.

          20.2 The office of the Company  shall be at such place in Kenya as the directors shall from time to time appoint.

21.  The Secretary

          The  provisions of sections 178 to 180 inclusive of the Act shall be observed in relation to the secretary.

22.  The Seal

          The  directors  shall  provide for the safe  custody of the seal which shall only be used by the  authority  of the directors or a committee authorised  by the  directors in that behalf and every  instrument  to which the seal shall be affixed  shall be signed by a director  and by the  secretary  or by a  second  director  or  by  some  other  person appointed by the directors for that purpose.

23.  Certificates

          23.1 Every person whose name is entered as a member in the Register of
               Members shall be entitled,  without  payment,  to one certificate for all his  shares  of each  class  and,  when  part only of the shares  comprised in a certificate is sold or  transferred,  to a new certificate for the remainder of the shares so comprised,  or several  certificates  each  for one or more of his  shares  upon payment for every  certificate after the first of such sum as the directors  may  determine,  not  exceeding  Shillings one hundred
               (Shs. 100). Every  certificate  shall be issued within sixty days after  allotment or lodgement  of the  instrument  of transfer or within  such  other  period  as the  conditions  of  issue  shall provide,  shall be under the seal and shall  specify the share or shares to which it relates and the amount paid up thereon. In the case of shares held jointly by several persons, the Company shall not be bound to issue  more  than one  certificate  therefor  and delivery of a  certificate  to one of the several  joint  holders shall be sufficient delivery to all.

          23.2 If a share certificate is defaced,  lost or destroyed,  it may be replaced  on payment of such fee, if any,  as the  directors  may determine not exceeding  Shillings one hundred (Shs. 100) and, in the case of loss or  destruction,  on such  terms,  if any, as to evidence and indemnity and payment of the out-of-pocket  expenses of the Company of investigating  such evidence,  as the directors may think fit and, in case of defacement,  on delivery of the old certificate to the Company.

24.  Accounts

          24.1 The directors shall cause proper books of account to be kept with respect to:

               a)   all sums of money  received  and expended by the Company and the matters in respect of which such receipt and expenditure takes place;

               b)   all sales and purchases of goods by the Company; and

               c)   the assets and liabilities of the Company.

          24.2 The books of account shall be kept at the office or at such other place or  places  in Kenya as the  directors  deem fit and  shall always be open to the inspection of the directors.

          24.3 The directors  may, from time to time,  determine  whether and to what  extent  and  at  what  times  and  places  and  under  what conditions or  regulations  the accounts and books of the Company or any of them shall be open to the  inspection  of  members  not being directors and no member,  not being a director,  shall have any right of  inspecting  any  account or book or document of the
               Company  except as  conferred  by  statute or  authorised  by the directors or by the Company in general meeting.

          24.4 The  directors  shall  from  time to  time,  in  accordance  with sections 148 to 152  inclusive,  and 154, 155 and 157 of the Act, cause to be prepared and to be laid before the Company in general meeting such profit and loss accounts, balance sheets and reports as are referred to in those sections.

          24.5 A copy of every balance sheet,  including every document required by law to be  annexed  thereto,  which is to be laid  before  the
               Company in general meeting, together with a copy of the auditor's report,  shall,  not less than twenty-one days before the date of the  meeting,  be sent to every  member  of and  every  holder of income notes or debentures of the Company.

25.  Audit

          Auditors  shall be appointed and their duties  regulated in accordance with sections 159 to 162 of the Act.

26.  Dividends and reserve

          26.1 The Company in general meeting may by special  resolution declare dividends, but no dividend shall exceed the amount recommended by the directors.  Subject to making  prudent  provision for working capital requirements the directors shall recommend for payment as dividends  as much of the profits of the Company as are  lawfully available for distribution.

          26.2 Subject as provided in Article 26.1 the directors shall from time to time pay to the members  such  interim  dividends as appear to the directors to be justified by the profits of the Company.

          26.3 No dividend shall be paid otherwise than out of profits.

          26.4 Pending  payment  of  any  dividend  or  other  distribution  the directors may, at their discretion,  either employ the sums to be paid in the  business  of the  Company or invest the same in such investments  (other than shares of the Company) as the  directors may from time to time think fit.

          26.5 Subject to the rights of persons, if any, entitled to shares with special  rights as to dividend,  all dividends  shall be declared and paid according to the amounts paid or credited as paid on the shares in respect of which the  dividend  is paid,  but no amount paid or  credited as paid on a share in advance of calls shall be treated for the  purposes  of this  Article as paid on the share.
               All dividends  shall be apportioned and paid  proportionately  to the amounts  paid or  credited  as paid on the shares  during any portion  or  portions  of the  period  in  respect  of which  the dividend is paid;  but if any share is issued on terms  providing that it shall rank for  dividend as from a  particular  date such share shall rank for dividend accordingly.

          26.6 The directors may deduct from any dividend  payable to any member all  sums of  money  (if  any)  presently  payable  by him to the
               Company on  account  of calls or  otherwise  in  relation  to the shares of the Company.

          26.7 Any general meeting  declaring a dividend or bonus may by special resolution  direct  payment of such  dividend or bonus  wholly or partly by the  distribution  of specific assets and in particular of paid up shares,  debentures  or  debenture  stock of any other company  or in any one or more of such  ways,  and the  directors shall give effect to such  resolution,  and where any  difficulty arises in regard to such  distribution,  the directors may settle the same as they think  expedient,  and in  particular  may issue fractional  certificates  and fix the value for  distribution  of such specific  assets or any part thereof and may determine  that cash  payments  shall be made to any members  upon the footing of the value so fixed in order to adjust the rights of all  parties, and may vest any such  specific  assets in  trustees  as may seem expedient to the directors.

          26.8 Any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or warrant  sent through the post directed to the registered  address of the holder or, in the case of joint holders,  to the  registered  address of that one of the joint holders who is first named on the register of members or to such  person and to such  address as the holder or joint  holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint  holders may give  effectual  receipts  for any dividends,  bonuses  or other  moneys  payable  in respect of the shares held by them as joint holders.

          26.9 No dividend shall bear interest against the Company.

27.  Capitalisation of profits

          27.1 The Company in general  meeting by special  resolution may on the recommendation  of the directors  resolve that it is desirable to capitalise  any part of the amount for the time being standing to the credit of any of the  Company's  reserve  accounts  or to the credit of the profit and loss account  which is not available for distribution  by applying  such sum in paying up in full unissued shares to be allotted as fully paid bonus shares to those members of the  Company  who would have been  entitled  to that sum if it
               were   distributed   by  way  of   dividend   (and  in  the  same
               proportions),  and  the  directors  shall  give  effect  to  such resolution.

          27.2 Whenever a resolution  is passed in pursuance of Article 27.1 the directors shall make all  appropriations  and applications of the undivided  profits  resolved to be capitalised  thereby,  and all allotments and issues of fully-paid shares or debentures, if any, and  generally  shall  do all acts and  things  required  to give effect  thereto,  with full power to the  directors  to make such provision by the issue of fractional  certificates  or by payment in cash or  otherwise as they think fit for the case of shares or debentures  becoming  distributable  in  fractions,  and  also to authorise  any person to enter on behalf of all members  entitled thereto  into an  agreement  with the Company  providing  for the allotment to them respectively, credited as fully paid up, of any further  shares or  debentures to which they may be entitled upon such capitalisation, or (as the case may require) for the payment up by the Company on their behalf, by the application  thereto of their  respective  proportions  of  the  profits  resolved  to be capitalised,  of the amounts or any part of the amounts remaining unpaid on their  existing  shares,  and any agreement  made under such  authority  shall  be  effective  and  binding  on all  such members.

28.  Notices

          28.1 The Company may give any notice to a member either  personally or by sending it by facsimile to a facsimile  number supplied by the member for such purpose or by first class  registered  post which shall be by air mail for any member or director or his  alternate whose registered  address is outside Kenya, in a prepaid envelope addressed to the member at his  registered  address or by leaving it at that address.  In the case of joint holders of a share, all notices  shall be given to the joint  holder  whose  name  stands first in the register of members in respect of the joint  holding and notice so given shall be  sufficient  notice to all the joint holders.  A member whose  registered  address is not within Kenya and who gives to the  Company  an  address  and/or  fax number at which  notices  may be given to him  shall  be  entitled  to have notices given to him at that address or fax number.

          28.2 Where a notice is sent by first class  registered post whether or not by air mail,  production  of the  receipt  from the  relevant postal  authorities shall be conclusive  evidence that the notice was  given  and  shall  be  deemed  to  have  been  given  at the expiration of seven days after the envelope  containing  the same is posted.  Where a notice is sent by  facsimile a print out from the fax  machine  indicating  that the fax has been  successfully transmitted  to the correct fax number of the  recipient as given to the  Company  by him  shall be  conclusive  evidence  that the notice  was  given  and the  notice  shall be deemed to have been given at the time of transmission.

29.  Indemnity

          29.1 Subject  to the  provisions  of  section  206 of  the  Act  every director  (including  an alternate  director) or other officer of the Company shall be indemnified out of the assets of the Company against all losses or  liabilities  which he may sustain or incur in or about the lawful  execution  of the duties of his office or otherwise in relation thereto,  including any liability  incurred by him in defending any  proceedings,  whether civil or criminal, in  which  judgement  is given  in his  favour  or in which he is acquitted or in connection with any application under section 402 of the Act in which relief is granted to him by the court, and no director (including an alternate director) or other officer shall be liable for any loss,  damage or misfortune which may happen to or be  incurred  by the  Company in the lawful  execution  of the duties of his office or in relation thereto.

          29.2 The  directors  shall have power to purchase  and maintain at the expense of the Company for the benefit of any director (including an  alternate  director),  officer  or  auditor  of  the  Company insurance  against  any  liability  as is  referred to in section
               206(ii)  of the Act and,  subject to the  provisions  of the Act, against  any other  liability  which may attach to him or loss or expenditure  which he may incur in relation  to anything  done or alleged to have been done or  omitted  to be done as a  director,
               (including as an alternate director) officer or auditor.

          29.3 The directors may authorise the directors of companies within the same group of  companies  as the Company to purchase and maintain insurance  at the  expense of the  Company for the benefit of any director  (including  an alternate  director),  other  officer or auditor of such  company in  respect of such  liability,  loss or expenditure as is referred to in Article 29.2.

30.  Variation of class rights

     If at any time the share  capital of the Company is divided into  different classes  of shares,  the rights  attached  to any class  (unless  otherwise provided  by the  terms of the issue of the  shares  for that  class)  may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of  three-fourths  in number of the issued shares of that class, or with the sanction of an extraordinary resolution passed at a separate  general  meeting of the holders of the shares of that  class.  To every such separate  general  meeting the provisions of the  regulations of the  Company  relating to general  meetings  shall  apply,  but so that the necessary  quorum shall be two persons at least holding or  representing by proxy  one-third  in number of the issued  shares of the class and that any holder of shares of the class  present  in person or by proxy may  demand a poll. If any such separate  general meeting shall be adjourned owing to the absence of a quorum and if at the  adjourned  meeting a quorum shall not be present  within  half-an-hour  from the time  appointed for such  adjourned meeting  the  holder or holders  of shares of the class  concerned  who are present  shall  constitute a quorum and shall have power to decide upon all matters  which could  properly  have been  disposed of at the meeting  from which the adjournment  took place.  The provisions of Section 74 of the Act shall apply.